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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 23, 2008

                           BARR PHARMACEUTICALS, INC.
             (Exact name of Registrant as specified in its charter)



           Delaware                       1-9860                 42-1612474
        (State or other              (Commission File           (IRS employer
jurisdiction of incorporation)            Number)            Identification No.)

        225 Summit Avenue, Montvale, NJ                        07645
   (Address of principal executive offices)                 (Zip code)

                                 (201) 930-3300
               (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.     Other Events.

     On December 23, 2008, Teva Pharmaceutical Industries Limited ("Teva") issued a press release announcing the completion of the merger of Barr Pharmaceuticals, Inc. ("Barr") with a wholly-owned subsidiary of Teva. The merger was approved by the shareholders of Barr at a special meeting held on November 21, 2008. As a result of the merger, Barr became a privately-held company, wholly-owned by Teva. Shares of Barr's common stock, which prior to the merger traded on the New York Stock Exchange, are in the process of being delisted from trading. The foregoing description of the press release does not purport to be complete and is qualified in its entirety by reference to the press release, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein reference.

Item 9.01.     Financial Statements and Exhibits

     (d) Exhibits

          99.1 Press Release, dated December 23, 2008, issued by Teva Pharmaceutical Industries Limited


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Barr Pharmaceuticals, Inc.

                                        By: /s/ Deborah A. Griffin
                                            ------------------------------------
                                        Name:   Deborah A. Griffin
                                        Title:  Vice President and Treasurer

Date:  December 23, 2008